SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 Date of Report
                (Date of earliest event reported): April 22, 2004



                      OneSource Information Services, Inc.
               -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



         Delaware                   000-25849             04-3204522
----------------------------     --------------        -----------------
(State or Other Jurisdiction       (Commission           (IRS Employer
     of Incorporation)             File Number)         Identification No.)


     300 Baker Avenue
        Concord, MA                                        01742
-------------------------------                  -------------------------
(Address of Principal Executive                          (Zip Code)
         Offices)


       Registrant's telephone number, including area code: (978) 318-4300

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          (Former name or former address, if changed since last report)



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Item 12.  Results of Operations and Financial Condition
          ---------------------------------------------

         On April 22, 2004, OneSource Information Services, Inc. issued a press release announcing financial results for the first quarter ended March 31, 2004. The press release issued by OneSource in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

         The information in this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section; nor shall it be deemed incorporated by reference in any filing made by OneSource with the Securities and Exchange Commission under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned authorized officer.


                                               ONESOURCE INFORMATION
                                               SERVICES, INC.

Date:  April 22, 2004
                                           By:  /s/ Roy D. Landon
                                              ----------------------------------
                                                Roy D. Landon
                                                Senior Vice President and Chief
                                                Financial Officer




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                                  EXHIBIT INDEX
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Exhibit No.               Description
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99.1                      Press release, dated April 22, 2004, of the Registrant